Summary Prospectus  April 30, 2009
Diamond Hill Financial Long-Short Fund
Class / Ticker   A BANCX   C BSGCX   I DHFSX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated April 30, 2009, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/cgi-bin/mf/fund-information.pl?tab=financial, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund. Unless otherwise noted, page number references refer to the current Prospectus for this fund.

Investment Objective

The investment objective of the Diamond Hill Financial Long-Short Fund is to provide long-term capital appreciation.

Costs

 Shareholder Fees (fees paid directly from your investment)

The following table describes the fees that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to investment in the future, at least $100,000 in the Diamond Hill Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Sales Charges on page 31 and, in the fund’s Statement of Additional Information, in Shares of the Funds on page 35. Note also that you may be charged wire fees or other transaction fees; ask your financial professional.

	Class A	Class C	Class I

Maximum Front End Sales Charge (load) as a % of purchase price	5.00%	None	None

Contingent Deferred Sales Charge (on redemptions in first year)	None	1.00%	None

 Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management fees	1.00%	1.00%	1.00%

Distribution (12b-1) fees	0.25%	1.00%	None

Other expenses[1]	0.63%	0.63%	0.49%

Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%

Total annual operating expenses[3]	1.89%	2.64%	1.50%

1	The Administrator provides or arranges for certain fund services and is responsible for payment of all of the operating expenses of the fund except management, custodial, brokerage and distribution fees, taxes, interest and dividend expenses.

2	You incur these fees and expenses indirectly through the fund’s investment in other investment companies. The fees presented above represent those prior fiscal year; may be different for current fiscal year.

3	Includes dividend expenses relating to short sales. If dividend expenses relating to short sales were excluded, total annual operating expenses would have been 1.60%, 2.35% and 1.21% for Class A, Class C and Class I shares, respectively. Total annual operating expenses have been restated to reflect current fees.

 Expense Example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, and constant operating expenses. It also shows costs if you sold your shares at the end of the period or continued to hold them. Your actual expenses may be different.

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$682	$1,064	$1,470	$2,601

Class C	Sold	$367	$820	$1,400	$2,973
	Held	$267	$820	$1,400	$2,973

Class I	Sold or Held	$153	$474	$818	$1,791

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

Period	All Classes

1/1/08 – 12/31/08	74%

Strategy

Allowable Securities

The fund, under normal market conditions, invests at least 80% of its assets in U.S. equity securities of banks, thrifts, specialty lending institutions, insurance companies, real estate investment trusts and other financial services companies that the Adviser believes are undervalued. “Assets” means net assets, plus the amount of borrowings (if any) for investment purposes. This is a non-fundamental investment policy that can be changed by the fund upon 60 days’ prior notice to shareholders.

Management Process

The fund’s Adviser utilizes a two-step security selection process to find intrinsic value regardless of overall market conditions. This “bottom up” process begins with fundamental research of companies within the sector of all capitalization ranges. Fundamental research takes into consideration only those factors that are directly related to a company itself, rather than the overall state of the market. The objective is to find companies with solid growth prospects based on company-specific

Summary Prospectus April 30, 2009	1 of 4	Diamond Hill Financial Long-Short Fund

strategies or industry factors. The Adviser thoroughly examines prospective companies’ corporate and financial histories and scrutinizes management philosophies, missions and forecasts. Once the Adviser deems a company to be attractive following this rigorous process, the Adviser applies a proprietary valuation model as a tool for stock selection.

Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The fund may sell a security if the Adviser believes that the company’s fundamentals are deteriorating or if the Adviser identifies a stock that it believes offers a better investment opportunity.

The fund also will sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the fund’s assets will as a matter of practice be invested in short sales. The fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the fund’s net assets.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the specific risks of investing in the fund.

Equity Market Risk Overall stock market risks may also affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value and you could lose money.

Sector Risk Because the fund’s portfolio is concentrated in the financial services sector, it is subject to risks in addition to those that apply to the general equity market. Economic, legislative or regulatory developments may occur which significantly affect the entire sector. This may cause the fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular industry.

Small Cap Company Risk Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Short Sale Risk The fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the fund may be reduced or eliminated or the short sale may result in a loss. The fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Securities Lending Risk The fund may lend its portfolio securities to brokers, dealers and financial institutions. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

Management Risk The adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies that do not perform as anticipated. In addition, there is no guarantee that the use of long and short positions will succeed in limiting the fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. The strategy used by the fund involves complex securities transactions that involve risks different than direct equity investments.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility – or variability – of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

 Class A Annual Total Return years ended 12/31

Returns do not reflect sales charges and would be lower if they did.

LOGO

Best Quarter: 2Q ’03, +18.05%      Worst Quarter: 2Q ’08, -21.49%

Summary Prospectus April 30, 2009	2 of 4	Diamond Hill Financial Long-Short Fund

 Average Annual Total Returns as of 12/31/08

The average annual total returns for the fund’s Class A and C shares are reduced to reflect the maximum applicable sales charges for each class of shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C shares.

	Inception
	Date of Class	One Year	Five Year	Ten Years

Class A Before Taxes	8/1/97	-47.72%	-10.01%	2.31%

After Taxes on Distributions		-48.17%	-10.93%	1.32%

After Taxes on Distributions and Sale of Fund Shares		-30.59%	-8.01%	2.06%

Class C1 Before Taxes	6/3/99	-46.01%	-9.80%	2.12%

Class I1 Before Taxes	12/31/06	-44.79%	-8.93%	2.93%

S&P 1500 Supercompositive Financial Index[2]		-52.20%	-11.14%	-3.35%

1	Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

2	The S&P 1500 Supercomposite Financial Index is a market capitalization-weighted index which is comprised of companies that represent the Financial Services Sector weighting within the S&P 1500 Supercomposite. The S&P 1500 Supercomposite is a broad-based market capitalization-weighted index of 1500 U.S. companies that is comprised of the S&P 400, S&P 500 and S&P 600 Indexes. You cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

Portfolio Management

Investment Adviser Diamond Hill Capital Management, Inc.

Portfolio Managers
Christopher Bingaman Portfolio Manager since 7/01	William Dierker Assistant Portfolio Manager since 4/07

Buying and Selling Fund Shares

Minimum Initial Investment Classes A and C: $10,000 Class I: $500,000 Minimum Additional Investment All classes: $100	To Place Orders Mail:Diamond Hill Financial Long-Short Fund c/o JPMorgan Chase Bank, NA PO Box 5354 Cincinnati, OH 45201-5354 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. Note that the fund may waive the investment minimums for some types of retirement accounts (such as 401(k) accounts), some wrap fee accounts and in other circumstances as it may judge appropriate. For more about buying and selling shares, including policies and restrictions that may apply to you, ask your financial professional or see Pricing Your Shares on page 30.

Dividends, Capital Gains and Taxes

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Potential Conflicts of Interest

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Summary Prospectus April 30, 2009	3 of 4	Diamond Hill Financial Long-Short Fund

325 John H. McConnell Blvd, Suite 200
Columbus, OH 43215

SUM-FI 043009